TIMOTHY PLAN

Timothy Plan Aggressive Growth Fund

Class I Shares (TIAGX)

Timothy Plan International Fund

Class I Shares (TPIIX)

Timothy Plan Large/Mid Cap Growth Fund

Class I Shares (TPLIX)

Timothy Plan Small Cap Value Fund

Class I Shares (TPVIX)

Timothy Plan Large/Mid Cap Value Fund

Class I Shares (TMVIX)

Timothy Plan Fixed Income Fund

Class I Shares (TPFIX)

Timothy Plan High Yield Bond Fund

Class I Shares (TPHIX)

Timothy Plan Israel Common Values Fund

Class I Shares (TICIX)

Timothy Plan Defensive Strategies Fund

Class I Shares (TPDIX)

Timothy Plan Emerging Markets Fund

Class I Shares (TIEMX)

Timothy Plan Growth & Income Fund

Class I Shares (TIGIX)

Supplement dated June 21, 2016

to the Prospectus dated January 29, 2016

1.	Under Portfolio Managers on page 41, the first paragraph should be replaced with the following:

Mauricio Abadia, Analyst; Douglas Edman, Director, Investments Group; Christopher Garrett, Chief Executive Officer, Brandes Asia; Louis Lau, Director, Investments Group; Gregory Rippel, Senior Analyst; and Gerardo Zamorano, Director, Investments Group. Messrs. Edman, Garrett, Lau, and Zamorano. Each portfolio manager has have served on the Fund’s portfolio management team since its inception on December 3, 2012. Mr. Abadia joined the Funds’ portfolio management team on February 1, 2016.

2.	Under Westwood Management Corp. section on page 62, the following statement should replace the current:

As of December 31, 2015, Westwood managed approximately $16.3 billion in client assets.

3.	Under The Emerging Markets Fund on page 63, the following paragraph should be added:

Mr. Mauricia Abadia MBA, serves as Analyst and is a voting member of the Emerging Markets Investment Committee. Mr. Abadia performs research on companies in the global electric, gas and diversified utilities sectors. He has been with Brandes since 2006.

4.	Under The Emerging Markets Fund on page 63, the following paragraph should be deleted:

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Mr. Gregory Rippel, CFA, CPA, MBA, serves as a Senior Analyst on the Consumer Products Team, and is a voting member of the Emerging Markets Investment Committee. He has been with Brandes since 2001.

5.	Under Section 4 How You Can Buy and Sell Shares What Share Classes We Offer on page 65, the first paragraph should be replaced with the following:

Each Fund offers you a choice of three different classes in which to invest. The main differences between each Class are sales charges and ongoing fees. Each Share Class in any Fund represents interests in the same portfolio of investments in that Fund. When deciding which Class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund(s), and the length of time you intend to hold your shares. This prospectus offers Class I shares only. Other share classes are offered via a different prospectus. Not all share classes may be available for purchase in all states. Not all share classes are registered in New Hampshire and Nebraska. For more information regarding the purchase of shares, contact the Trust at 800-846-7526.

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